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                              AIM ASIAN GROWTH FUND
                          AIM EUROPEAN DEVELOPMENT FUND
                        AIM GLOBAL AGGRESSIVE GROWTH FUND
                             AIM GLOBAL GROWTH FUND
                             AIM GLOBAL INCOME FUND
                          AIM INTERNATIONAL EQUITY FUND

              (SERIES PORTFOLIOS OF AIM INTERNATIONAL FUNDS, INC.)


                         Supplement dated August 1, 2001
         to the Statement of Additional Information dated March 1, 2001 as supplemented May 4, 2001 and July 6, 2001


This supplement supercedes and replaces in their entirety the supplements dated May 4, 2001 and July 6, 2001.

The following information replaces in its entirety the last bullet point appearing under the heading "REDUCTIONS IN INITIAL SALES CHARGES" - "PURCHASES AT NET ASSET VALUE" on page 60 of the Statement of Additional Information:

       "o Participants in select brokerage programs for defined contribution plans and rollover IRAs (including rollover IRAs which accept annual IRA contributions) who purchase shares through an electronic brokerage platform offered by entities with which AIM Distributors has entered into a written agreement."

In addition to contingent deferred sales charge ("CDSC") waivers for Class C shares listed on page 61 under the section, "CONTINGENT DEFERRED SALES CHARGE EXCEPTIONS," effective July 13, 2001, the CDSC on redemptions of Class C shares of the funds will be waived in the following circumstances where such redemptions are in connection with employee terminations or withdrawals:

          o a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under Section 401 of the Code.

          o a 457 plan, even if more than one beneficiary or participant is involved.


The following sentence replaces in its entirety the first sentence of the second paragraph appearing under the heading "MANAGEMENT -- DIRECTORS AND OFFICERS" on page 39 of the Statement of Additional Information:

     "The members of the Audit Committee are Messrs. Crockett, Daly, Dowden (acting Chairman), Dunn (on leave of absence), Fields, Frischling (on leave of absence), Pennock and Sklar and Dr. Mathai-Davis."

The following sentence replaces in its entirety the first sentence of the first paragraph appearing under the heading "MANAGEMENT -- DIRECTORS AND OFFICERS" on page 40 of the Statement of Additional Information:

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     "The members of the Investments Committee are Messrs. Crockett, Daly,
     Dowden, Dunn, Fields, Frischling, Pennock and Sklar (Chairman) and Dr. Mathai-Davis."

The following sentence replaces in its entirety the first sentence of the second paragraph appearing under the heading "MANAGEMENT -- DIRECTORS AND OFFICERS" on page 40 of the Statement of Additional Information:

     "The members of the Nominating and Compensation Committee are Messrs. Crockett (Chairman), Daly, Dowden, Dunn (on leave of absence), Fields, Pennock and Sklar and Dr. Mathai-Davis."